Exhibit 10.16

INCENTIVE AGREEMENT

THIS INCENTIVE AGREEMENT (this “Agreement”) is made and entered into as of June 28, 2024, by and between AIRO Group Holdings, Inc., a Delaware corporation (“AIRO”), and Dangroup ApS (“Dangroup”). Each of AIRO and Dangroup are referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Dangroup is the former majority shareholder of Sky-Watch A/S (“Sky-Watch”), a wholly-owned subsidiary of AIRO, and continues to provide advisory and other services to Sky-Watch.

WHEREAS, AIRO desires to provide an incentive to Dangroup for the provision of such services, commencing in 2025.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, AIRO and Dangroup agree as follows:

AGREEMENT

1. Purpose. The purpose of this Agreement is to encourage Dangroup to maintain a vested interest in the growth and performance of Sky-Watch and AIRO, to contribute to their future success, and enhance the ability of AIRO and Sky-Watch to achieve their financial results.

2. Incentive Bonus. In consideration for Dangroup’s continued involvement in Sky-Watch’s growth and success (i.e., Dangroup’s support of Sky-Watch’s governance, management and/or other operations), AIRO shall pay Dangroup an incentive bonus (the “Bonus”) equal to twenty percent (20%) of the fiscal year EBITDA of AIRO’s subsidiary Sky-Watch, as approved and signed by Sky-Watch’s auditor and board of directors. Payment of the Bonus shall be made no later than ten (10) business days following the date that Sky-Watch’s audited financial statements for the relevant fiscal year have been approved and signed by its auditor and board of directors.

3. Term; Termination; Assignment. This Agreement shall be effective for the Sky-Watch fiscal year commencing on January 1, 2025, and shall continue for an initial term of five (5) years. Thereafter, this Agreement shall renew upon mutual agreement of the parties, contingent on Dangroup’s continued involvement in and support of Sky-Watch’s governance, management and other operations. Neither Party may assign its rights and obligations under this Agreement without the other Party’s prior written consent.

4. Earnout. AIRO agrees that, upon its closing of its business combination with Kernel

Group Holdings, Inc., resulting in AIRO’s becoming a publicly traded company, Dangroup shall be eligible for five percent (5%) of any aggregate earnout awards that the AIRO stockholders are entitled to pursuant to the terms of the Agreement and Plan of Merger between AIRO, Kernel Group Holdings, Inc. and the other parties thereto dated March 3, 2023, as amended.

5. Independent Contractor. This Agreement shall not render Dangroup an employee, partner, agent of, or joint venturer with AIRO for any purpose. Dangroup is and will remain an independent contractor in its relationship to AIRO. AIRO shall not be responsible for withholding taxes with respect to Dangroup’s compensation hereunder. Dangroup shall have no claim against AIRO hereunder or otherwise for any payment other than the Bonus.

6. Governing Law, Jurisdiction and Jury Trial Waiver.

a. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction).

b. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF DELAWARE, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

c. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS NOTE IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS NOTE CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (ii) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4(c).

7. Amendment. This Agreement may only be amended or modified pursuant to a written instrument executed by AIRO and Dangroup.

8. Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

9. Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one agreement.

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IN WITNESS WHEREOF, the Parties hereto have caused this Incentive Agreement to be executed as of the date first above written.

AIRO:

By:	/s/ Joseph Burns
Joseph Burns, Chief Executive Officer

DANGROUP:

DANGROUP APS

By:	/s/ Edvard Per-Erik Svehag
Per-Erik Edward Svehag, Member of the Board of Directors

By:	/s/ Søren Pedersen
Søren Pedersen, Member of the Board of Directors

By:	/s/ Ole Steen Nielsen
Ole Steen Bruun Nielsen, Member of the Board of Directors